EXHIBIT C

Warrant Agreement

        THIS WARRANT AGREEMENT is made and entered into by and between YangLing Daiying Biological Engineering Co., Ltd., now known as China Biotech & Pharmaceutical Corp. , a Delaware corporation (the “Issuer”) and Coast to Coast Equity Group, Inc., a Florida corporation (hereinafter referred to variously as the “Holder” or “Consultant”).

Preamble:

        WHEREAS, the Issuer and Consultant entered into a certain consulting agreement dated May 14, 2004 (hereinafter the “Consulting Agreement”), pursuant to which Consultant is entitled to receive certain compensation, including among other things, warrants (“Warrants”) to purchase shares of the Issuer’s common stock, $0.001 par value per share (“Common Stock”), upon and subject to the terms and conditions of the Consulting Agreement; and

        NOW, THEREFORE, in consideration of the premises, the payment by the Holder to or for the benefit of the Issuer of FIVE ($5.00) DOLLARS, the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agrees as follows:

Witnesseth:

1. Grant

        The Holder is hereby granted the right to purchase shares of the Issuer’s Common Stock in the following amounts for the following prices within the following time frames:

        500,000 shares at the exercise price of $.75 per share, when the price of the post reorganized entity shares closes at or above $.75 within four (4) months of the effective date of the Registration Statement Form SB-2 or similar registration statement or such warrants will expire worthless

        800,000 shares at an exercise price of $1.50 per share when price of the post reorganized entity shares closes at or above $1.50 within six (6) months of effective date of the Registration Statement Form SB-2 or similar registration statement or such warrants will expire worthless

        900,000 shares at an exercise price of $2.50 per share when price of the post reorganized entity shares closes at or above $2.50 within nine (9) months of the effective date of the Registration Statement Form SB-2 or similar registration statement or such warrants will expire worthless

        800,000 shares at an exercise price of $3.50 per share when price of the post reorganized entity shares closes at or above $3.50 within twelve (12) months of the effective date of the Registration Statement Form SB-2 or similar registration statement or such warrants will expire worthless. The shares and warrants underlying the warrants will be filed in a Registration Statement on Form SB-2 or similar registration statement within sixty (60) days from execution of this Agreement.

2. Warrant Certificates.

        The warrant certificates (the “Warrant Certificates”) delivered and to be delivered pursuant to this agreement shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

3. Exercise of Warrant.

3.1 Method of Exercise

        The Warrants initially are exercisable at an initial exercise price per share of Common Stock set forth in Section 1 hereof payable by certified or official bank check in New York Clearing House funds, subject to adjustment as provided in this Agreement.

    1.        Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock purchased at the Issuer’s principal offices, as reflected in the records of the Securities and Exchange Commission maintained on its EDGAR Internet site, the registered holder of a Warrant Certificate (“Holder” or “Holders’) shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

    2.        The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants).

    3.        Warrants may be exercised to purchase all or part of the shares of Common Stock represented thereby.

    4.        In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Issuer shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock.

3.2 Exercise by Surrender of Warrant.

        Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

where	X = Y * (A-B)
                A

X = the number of shares of Common Stock to be issued to the Holder
Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A = the fair market value of one share of the Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation)

        For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined in good faith by the Corporation’s Board of Directors; provided, however, that in the event that this Warrant is exercised pursuant to this Section at a time when the Common Stock is publicly traded, the fair market value per share shall be the closing sale price of the Common Stock on the last business day preceding the date of exercise.

4.     Issuance of Certificates.

    (a)        Upon the exercise of the Warrant the issuance of certificates for shares of Common Stock or other securities, properties or rights underlying such Warrants, shall be made forthwith (and in any event such issuance shall be made within five (5) business days thereafter) without charge to the Holder thereof including, without limitations any tax which may be payable in respect of the issuance thereof and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Issuer shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

    (b)        The Warrant Certificates and the certificates representing the shares of Common Stock (and/or other securities, property or rights issuable upon exercise of the Warrants) shall be executed on behalf of the Issuer by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Issuer under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Issuer.

    (c)        Warrant Certificates shall be dated the date of execution by the Issuer upon initial issuance, division, exchange, substitution or transfer.

5.     Exercise Price.

        The term “Exercise Price” herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

6.     Definition of Common Stock.

        For the purpose of this Agreement, the term “Common Stock” shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Issuer as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

        In the event that the Issuer shall after the date hereof issue securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Warrant either shares of Common Stock or a like number of such securities with greater or superior voting rights.

7.     Merger or Consolidation.

        In case of any consolidation of the Issuer with, or merger of the Issuer with, or merger of the Issuer into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive upon exercise of such warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Issuer for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer.

    (a)        Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this section.

    (b)        The foregoing provision of this Subsection shall similarly apply to successive consolidations or mergers.

8.    Exchange and Replacement of Warrant Certificates

    (a)        Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Issuer, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

    (b)        Upon by the Issuer of evidence reasonably satisfactory to it of loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Issuer of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants if mutilated, the Issuer will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

9.     Elimination of Fractional Interests.

        The Issuer shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

10.     Reservation and Listing of Securities.

    (a)        The Issuer shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities properties or rights as shall be issuable upon the exercise thereof.

    (b)        The Issuer covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

    (c)        As long as the Warrants shall be outstanding, the Issuer shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted NASDAQ.

11.     Notices.

        All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed registered or certified mail, return receipt requested:

    (a)        If the Holders, Coast to Coast Equity Group, Inc., 9040 Town Center Parkway, Bradenton, Florida 34202, and as otherwise listed on the books of the Issuer, or

    (b)        If to the Issuer, to the address set forth in Section 3 hereof or to such other address as the Issuer may designate by notice to the Holders.

12.     Supplements and Amendments.

        Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the parties hereto.

        Any waiver, permit, consent or approval of kind or character on the part of each Company or the Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only in the extent specifically set forth in such writing.

13.     Successors.

        All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Issuer, the Holder and their respective successors and assigns hereunder.

14.     Governing Law; Submission to Jurisdiction.

    (a)        This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Florida and for all the purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

    (b)        (1) The Issuer and the Holder hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of Florida or of the United States of America for the District of Florida, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive.

    (2)        The Issuer, and the Holder hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum.

    (3)        Any such process or summons to be served upon any of the Issuer and the Holder (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, address it at the address as set forth in Section 13 hereof.

    (4)        Such mailing shall deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim.

    (5)        The Issuer and the Holder agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

15.     Entire Agreement Modification.

        This Agreement and the Purchase Agreement (to the extent portions thereof are referred to herein) contain the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

16.     Severability.

        If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

17.     Captions.

        The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

18.     Benefits of this Agreement.

        Nothing in this Agreement shall be construed to give to any person or corporation over than the Issuer and the Holder any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive ‘benefit of the Issuer and the Holder.

19.     Counterparts.

        This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and, such counterparts shall together constitute but one and the same instrument.

        In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence

____________________

____________________

[CORPORATE SEAL]
Attest:_____________

Dated: May 14, 2004

___________________

___________________

[CORPORATE SEAL]
Attest: /s/ Charles J. Scimeca
Secretary	China Biotech & Pharmaceutical Corp.,
a Delaware corporation

 By: /s/ WenXia Guo
       WenXiz GuoPresident

 Coast to Coast Equity Group, Inc.,
 a Florida corporation

 By: /s/ Charles J. Scimeca
Charles Scimeca, President

Dated: May 14, 2004

NOTICE OF EXERCISE

To: China Biotech & Pharmaceutical Corp.

•	The undersigned hereby elects to purchase _______________ shares of the Common Stock of China Biotech &Pharmaceutical Corp. (the “Company”) pursuant to the terms of the attache Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

•	The undersigned hereby elects to purchase ________________ shares of the Common Stock of China Biotech & Pharmaceutical Corp. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 3.2 Exercise by Surrender of Warrant — Cashless Exercise, of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name: _______________________________ Address: _______________________________ _______________________________

_____________________ Signature	_____________________ Print Name	_________________ Date

ASSIGNMENT FORM

(To assign the foregoing Warrant, exercise this form and supply required information. Do not use this form to purchase shares.)

        For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name: ____________________________________________________________________
                      (Please Print)

Address____________________________________________________________________
                      (Please Print)

Dated: _________________

Holder’s Signature: _______________________________

Holder’s Address: _______________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alternation or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.